                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 30, 2000
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                Date of report (Date of earliest event reported)


                            All Star Gas Corporation
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               (Exact Name of Registrant as Specified in Charter)

     Missouri                    1-11393                       43-1494323
  --------------          ---------------------            -------------------
    (State of             (Commission File No.)              (IRS Employer
  Incorporation)                                           Identification No.)


                                  P.O. Box 303
                           119 West Commercial Street
                             Lebanon, Missouri 65536
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              (Address of Principal Executive Offices and Zip Code)


                                 (417) 532-3103
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         A copy of the Press Releases issued by All Star Gas Corporation on June 30, 2000 are filed as Exhibit 99.1 and 99.2 to this Current Report and are incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

         99.1 Press Release issued by All Star Gas Corporation on June 30, 2000.
         99.2 Press Release issued by All Star Gas Corporation on June 30, 2000.


                                   Signatures
                                 --------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2000

                                      ALL STAR GAS CORPORATION


                                      By:      /s/     Valeria Schall
                                         -------------------------------------
                                               Name:  Valeria Schall
                                               Title: Executive Vice President